Exhibit 10.23.3

                 THIRTY-SEVENTH AGREEMENT AMENDING
                 NEW ENGLAND POWER POOL AGREEMENT


     THIS THIRTY-SEVENTH AGREEMENT AMENDING NEW ENGLAND POWER POOL AGREEMENT, dated as of August 15, 1998 ("Thirty-Seventh Agreement"), is entered into by the signatory Participants to amend the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff ("Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the Tariff have subsequently been amended by five supplements dated, respectively, as of February 7, June 1, September 1, November 1 and December 31, 1997 and by three additional amendatory agreements dated, respectively, as of September 1, 1997, November 15, 1997 and July 20, 1998; and

     WHEREAS, the signatories hereto desire to amend the Restated NEPOOL Agreement, as amended by the Thirty-Sixth Agreement Amending New England Power Pool Agreement, dated July 20, 1998, to amend the definition of "Power Year" and to make certain related changes.

     NOW, THEREFORE, the signatory Participants agree as follows:

SECTION 1

AMENDMENT TO RESTATED NEPOOL AGREEMENT


     1.1 AMENDMENT OF SECTION 1.77. Section 1.77 of the Restated NEPOOL Agreement is amended to read as follows:

          POWER YEAR is (i) the period of twelve (12) months commencing on November 1, in each year to and including 1997; (ii) the period of seven (7) months commencing on November 1, 1998; and (iii) the period of twelve (12) months commencing on June 1, 1999 and each June 1 thereafter.

     1.2 AMENDMENT OF SECTION 1.104. Section 1.104 of the Restated NEPOOL Agreement is amended to read as follows:

          WINTER PERIOD in each Power Year is (i) the seven-month period from November through May and the month of October for the Power Year commencing on November 1 in 1997 or a prior Power Year; (ii) the seven-month period from November through May for the Power Year commencing on November 1, 1998; and (iii) the eight-month period from October through May for the Power Year commencing on June 1, 1999 and each June 1 thereafter.

     1.3 AMENDMENT OF SECTION 12.2(A)(1), DEFINITION OF "I". The definition of "I" in Section 12.2(a)(1) of the Restated NEPOOL Agreement is amended to read as follows:

          I for the Participant for the month is the percentage which represents the weighted average (using the Installed Capability of each Installed Capability Entitlement for such month for the weighting) of the Four Year Installed Capability Target Availability Rates of the Installed Capability Entitlements which are included in the Participant's Installed System Capability during the hour of the coincident peak load of the Participants for the month. The Four Year Target Availability Rate for an Installed Capability Entitlement for any month is the average of the monthly Target Availability Rates for the forty-eight months which comprise the period of four consecutive calendar years ending within the Power Year which includes such month, as determined on the basis of the Target Availability Rates for each of the forty-eight months, and as applied on a basis which is consistent with the fuel or maturity status of the unit for each of the forty-eight months; provided, however, that for the purpose of determining the Four Year Target Availability Rate (i) for months included within the Power Year which commences June 1, 1999, the determination shall be made for the months of June through October on the basis of the calendar years 1995 through 1998, and shall be made for the months of November through May on the basis of the calendar years 1996 through 1999, and (ii) for months included within the Power Year which commences June 1, 2000, the determination shall be made on the basis of the calendar years 1996 through 1999. The Target Availability Rates shall be those utilized by the Management Committee in its most recent determination of NEPOOL Objective Capability pursuant to Section 6.14(e).

     1.4 AMENDMENT OF SECTION 12.2(A)(1), DEFINITION OF "H". The definition of "H" in Section 12.2(a)(1) of the Restated NEPOOL Agreement is amended to read as follows:

          H for the Participant for the month is the percentage which represents the weighted average (using the Installed Capability of each Installed Capability Entitlement for such month for the weighting) of the Four Year Actual Availability Rates of the Installed Capability Entitlements which are included in the Participant's Installed System Capability during the hour of the coincident peak load of the Participants for the month. The Four Year Actual Availability Rate for an Installed Capability Entitlement for any month is the percentage which represents the average of the amounts determined for H{1} for the four applicable Twelve-Month Measurement Periods within the forty-eight months which comprise the period of four consecutive calendar years ending within the Power Year which includes such month; provided, however, that for the purpose of determining the Four Year Actual Availability Rate (i) for months included within the Power Year which commences June 1, 1999, the determination shall be made for the months of June through October on the basis of the calendar years 1995 through 1998, and shall be made for the months of November through May on the basis of the calendar years 1996 through 1999, and (ii) for months included within the Power Year which commences June 1, 2000, the determination shall be made on the basis of the calendar years 1996 through 1999.
               A Twelve-Month Measurement Period is a period of twelve sequential months. For purposes of this sequence, the first month in the four years and the immediately succeeding months shall be considered to follow the forty-eighth month in the four-year period. The four applicable Twelve-Month Measurement Periods to be used in the determination of H{1} for an Installed Capability Entitlement shall be the four sequential Twelve-Month Measurement Periods out of the twelve possible combinations which yield the highest H{1}.

     1.5 AMENDMENT OF SECTION 12.2(A)(1), DEFINITION OF "R". The definition of "R" in Section 12.2(a)(1) of the Restated NEPOOL Agreement is amended to read as follows:

          R for the month is the phase-out factor for the month, which shall be as follows:

                    R=0.75    for the Power Year beginning November 1,
                              1997.
                    R=0.50 for the 12 month period beginning November 1, 1998.
                    R=0.25 for the 12 month period beginning November 1, 1999.
                    R=0 for the 12 month period beginning November 1, 2000 and all subsequent 12 month periods.


SECTION 2

MISCELLANEOUS

     2.1 Following execution by the requisite number of Participants in accordance with the Restated NEPOOL Agreement, this Thirty-Seventh Agreement shall become effective November 1, 1998, or on such other date or dates as the Commission shall provide that the amendments provided for in this Agreement shall become effective; provided that such amendments shall not become effective if Participants having the requisite number of Voting Shares give notice in accordance with Section 21.11 of the Restated NEPOOL Agreement that they object to the amendments.

     2.2 Terms used in this Thirty-Seventh Agreement that are not defined herein shall have the meanings ascribed to them in the Restated NEPOOL Agreement.

     2.3 This Thirty-Seventh Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Thirty-Seventh Agreement may be detached from any counterpart of this Thirty-Seventh Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Thirty-Seventh Agreement identical in form thereto but having attached to it one or more signature pages.

     IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page for this Thirty-Seventh Agreement to be executed by its duly authorized representative as of August 15, 1998.

                    COUNTERPART SIGNATURE PAGE
                   TO THIRTY-SEVENTH AGREEMENT
                    AMENDING NEW ENGLAND POWER
                          POOL AGREEMENT



     IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Thirty-Seventh Agreement Amending New England Power Pool Agreement, dated as of August 15, 1998, to be executed by its duly authorized representative as of August 15, 1998.



                              Boston Edison Company________________
                              (Participant)



                              By:/s/ Douglas S. Horan______________
                                 Name: Douglas S. Horan

                                 Title: Senior Vice-President

                              Central Maine Power Company__________
                              (Participant)



                              By:/s/ Arthur Adelberg______________
                                 Name: Arthur Adelberg

                                 Title: Exec VP

                              Connecticut Municipal Electric Energy Cooperative (Participant)



                              By:/s/ Maurice R. Scully_____________
                                 Name: Maurice R. Scully

                                 Title: Executive Director

                              COMMONWEALTH ENERGY SYSTEM COMPANIES_
                              (Participant)
                              Cambridge Electric Light Company
                              Canal Electric Company
                              Commonwealth Electric Company


                              By:/s/ James J. Keane________________
                                 Name: James J. Keane

                                 Title: Vice President
                                        Energy Supply & Engineering Services

                              EASTERN UTILITIES ASSOCIATES COMPANIES
                              Blackstone Valley Electric Company
                              Eastern Edison Company
                              Newport Electric Company
                              (Participants)


                              By:/s/ Kevin A. Kirby________________
                                 Name: Kevin A. Kirby

                                 Title: Vice President

                              Fitchburg Gas and Electric Light Company
                              (Participant)



                              By:/s/ David K. Foote________________
                                 Name: David K. Foote

                                 Title: Senior Vice President

                              Hingham Municipal Lighting Plant_____
                              (Participant)



                              By:/s/ Joseph K. Spadea, Jr._________
                                 Name: Joseph K. Spadea, Jr.

                                 Title: G.M.

                              Granite State Electric Company_______
                              (Participant)



                              By:/s/ John G. Cochrane______________
                                 Name: John G. Cochrane

                                 Title: Assistant Treasurer

                              Massachusetts Electric Company_______
                              (Participant)



                              By:/s/ John G. Cochrane______________
                                 Name: John G. Cochrane

                                 Title: Treasurer

                              The Narragansett Electric Company____
                              (Participant)



                              By:/s/ John G. Cochrane______________
                                 Name: John G. Cochrane

                                 Title: Treasurer

                              New England Power Company____________
                              (Participant)



                              By:/s/ Cheryl A. Lafleur_____________
                                 Name: Cheryl A. Lafleur

                                 Title: Vice President

                              North American Energy Conservation, Inc.
                              (Participant)



                              By:/s/ William J. Wagers_____________
                                 Name: William J. Wagers

                                 Title: Director, Electric
                                        Wholesale Marketing

                              NORTHEAST UTILITIES SYSTEM COMPANIES_
                              The Connecticut Light and Power Company
                              Holyoke Power and Electric Company
                              Holyoke Water Power Company
                              Public Service Company of New Hampshire
                              Western Massachusetts Electric Company
                              (Participants)



                              By:/s/ Frank P. Sabatino_____________
                                 Name: Frank P. Sabatino

                                 Title: Vice President of Wholesale Marketing

                              SOUTH HADLEY ELECTRIC LIGHT DEPARTMENT
                              (Participant)



                              By:/s/ Wayne D. Doerpholz____________
                                 Name: Wayne D. Doerpholz

                                 Title: Manager

                              PG&E Energy Trading-Power, L.P.______
                              (Participant)



                              By:/s/ Sarah M. Barpoulis____________
                                 Name: Sarah M. Barpoulis

                                 Title: Senior Vice President

                              Strategic Energy Ltd.________________
                              (Participant)



                              By:/s/ John E. Molinda_______________
                                 Name: John E. Molinda

                                 Title: Director, Electricity Market &
                                        Strategy Development

                              The United Illuminating Company______
                              (Participant)



                              By:/s/ Stephen Goldschmidt___________
                                 Name: Stephen Goldschmidt

                                 Title: VP Planning & Information Resources

                              Unitil Resources, Inc._______________
                              (Participant)



                              By:/s/ James G. Daly_________________
                                 Name: James G. Daly

                                 Title: President

                              Unitil Power Corp.___________________
                              (Participant)



                              By:/s/ David K. Foote________________
                                 Name: David K. Foote

                                 Title: Senior Vice President

                              Velco________________________________
                              (Participant)



                              By:/s/ Richard M. Chapman____________
                                 Name: Richard M. Chapman

                                 Title: President and CEO
                                        Pres/CEO

                              _____________________________________
                              (Participant)



                              By:__________________________________
                                 Name:

                                 Title: